UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2020

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Corte Madera, California 94925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	RH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2020 annual meeting of stockholders (the “Annual Meeting”) of RH held on July 22, 2020, RH’s stockholders voted on four proposals and cast their votes as described below. The proposals are set forth in RH’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on June 1, 2020.

Proposal 1: RH’s stockholders elected three (3) nominees to the Board of Directors, as Class II directors, each to hold office for a three-year term and until the 2023 annual meeting or until his or her successor is duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Hilary Krane	16,012,566	18,884	1,675,467
Katie Mitic	16,012,701	18,749	1,675,467
Ali Rowghani	15,927,691	103,759	1,675,467

Proposal 2: RH’s stockholders cast their advisory, non-binding votes on executive compensation, as set forth below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,764,811	223,176	43,463	1,675,467

Proposal 3: RH’s stockholders cast their advisory, non-binding votes on the frequency of the advisory vote on executive compensation, as set forth below.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
15,772,514	5,623	228,306	25,007	1,675,467

RH’s stockholders approved by a majority of the votes cast, on an advisory basis, the holding of the stockholder advisory vote on executive compensation (the “Say-on-Pay Vote”) annually. In light of such vote, and consistent with the Board of Directors’ recommendation to the stockholders included in RH’s proxy statement, RH decided that it would hold the Say-on-Pay Vote every year until the Board decides to hold the next stockholder advisory vote on the frequency of Say-on-Pay Votes, which is required to occur no later than RH’s 2026 annual meeting of stockholders.

Proposal 4: RH’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as RH’s independent registered public accounting firm for the 2020 fiscal year, as set forth below.

FOR	AGAINST	ABSTAIN
17,595,918	99,426	11,573

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2020	By:	/s/ Jack Preston
Jack Preston
Chief Financial Officer